EXHIBIT "A"

                                    LIST OF
                    ALLOWED OTHER PRIORITY CLAIMS (CLASS 1)



CLAIM NO.            CLAIMANT                              CLAIM AMOUNT
------------------------------------------------------------------------------
44                   Anderson, Martin C.T.                   $2,000.00
220                  Gardner, Ronald L.                      $2,000.00
35                   Wisner, Michelle M.                       $366.43
                                                          --------------
                             TOTAL:                          $4,366.43
                                                          ==============